UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 5, 2011
Date of Report (Date of earliest event reported)

SONO RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-51583 (Commission File Number)	98-0441019 (IRS Employer Identification No.)

2533 N. Carson Street, Suite 125 Carson City, Nevada 89706 (Address of principal executive offices)	89706 (Zip Code)

(775) 348-9330
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On October 5, 2011, Sono Resources, Inc. (the "Company") issued a news release announcing that it has agreed to acquire three highly prospective mineral exploration licenses in NW Botswana totaling 1872.7 square kilometers known as the North Blocks.

A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01      Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired

Not applicable.

(b)     Pro forma Financial Information

Not applicable.

(c)     Shell Company Transaction

Not applicable.

(d)     Exhibits
Exhibit	Description
99.1	Press Release dated October 5, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
SONO RESOURCES, INC.
Date: October 5, 2011	/s/ William D. Thomas Name: William D. Thomas Title: Chief Financial Officer

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